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                                                                   EXHIBIT 10.29


                          AMENDMENT NUMBER ONE TO THE
                              EMPLOYMENT CONTRACT

         AGREEMENT made as of September 29, 1994 between BEVERLY ENTERPRISES, INC., a Delaware corporation (the "Company"), and David R. Banks (the "Executive").

         WHEREAS, this Amendment Number One to the Employment Contract (the "Contract") is dated as of June 19, 1995;

         WHEREAS, the Executive has had the Contract reviewed in detail by his personal attorney;

         WHEREAS, the Executive's attorney has pointed out several areas which will need to be changed to more correctly reflect the facts and circumstances surrounding the Executive's employment with the Company and those matters which might impact upon such employment, or the termination thereof;

         WHEREAS, the Company and Executive desire to amend the Contract as set forth herein in order to more properly reflect the understanding of the parties.

         NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Executive hereby agree to amend the Contract as follows:

         (1) Paragraph 1(h) of the Contract is hereby amended to read as follows:

                 "1(h) The Competitive Businesses shall mean any of the health care businesses in which the Company is engaged on the execution date of this Agreement, except that ownership of nursing homes or other medical facilities (as distinguished from the operation of said facilities) shall not be deemed to be competitive businesses, and the Executive's serving on the Board of Directors or as the Chairman of such Board of Directors of Nationwide Health Properties, Inc. or of Wellpoint Health Networks, Inc. is specifically excluded from the definition of competitive businesses."

         (2) Paragraph 7(c)(i) of the Contract shall be amended to read as follows:

                 "7(c)(i) For the benefit period, or for two (2) years, whichever is longer, the Executive shall be treated as if he had continued to be an Executive employee for all purposes under the Company's Medical Plan, Executive Medical Reimbursement Plan and Dental Plan, as described in Paragraph 4(b). Following this period, the Executive shall be entitled to receive continuation coverage under Part Six of Title I of ERISA ("COBRA Benefits") treating the end of this period as a termination of the Executive's employment other than for gross misconduct."

         All other terms and conditions of the Contract shall remain in full force and effect as amended by this Amendment Number One to the Employment Contract.

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         The parties have duly executed this Amendment Number One to the
Employment Contract as of the date first above written.

BEVERLY ENTERPRISES, INC.                  EXECUTIVE

By: /s/ ROBERT W. POMMERVILLE              /s/ DAVID R. BANKS
   ------------------------------          ------------------------------
   Robert W. Pommerville                   David R. Banks
   Executive Vice President,               3421 Free Ferry Road
   General Counsel and                     Fort Smith, AR 72903
   Secretary

By: /s/ CHRISTINE MURRAY
   ------------------------------
   Christine Murray
   Assistant Secretary


5111 Rogers Avenue, Suite 40-A
Fort Smith, AR 72919

Attention: Secretary





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